                                                                    EXHIBIT 10.4
                                                                    ------------

                             TIBCO SOFTWARE INC.

                           1996 STOCK OPTION PLAN

              (as amended and restated effective as of the date
               of obtaining stockholder approval in May 1999)

   1.    Purposes of the Plan.  The purposes of this 1996 Stock Option Plan are:
         --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility,

     .  to provide additional incentive to Employees and Consultants, and

     .  to promote the success of the Company's business.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. In addition, the Plan provides for the grant of Rights to all Eligible Employees to participate in a salary deferral Employee Stock Purchase Program intended to qualify as a plan under Section 423 of the Code.

   2.    Definitions.  As used herein, the following definitions shall apply:
         -----------
      (a)  "Administrator" means the Compensation Committee that shall be
            -------------
administering the Plan, in accordance with Section 4 of the Plan.

      (b)  "Applicable Laws" means the requirements relating to the
            ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

      (c)  "Board" means the Board of Directors of the Company.
            -----

      (d)  "Code" means the Internal Revenue Code of 1986, as amended.
            ----

      (e)  "Common Stock" means the common stock of the Company.
            ------------

      (f)  "Company" means TIBCO Software Inc., a Delaware corporation, and for
            -------
purposes of the Employee Stock Purchase Program shall also include any Designated Subsidiary of the Company.

      (g)  "Compensation" shall mean all base straight time gross earnings and
            ------------
commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

      (h)  "Compensation Committee"  means a compensation committee appointed
            ----------------------
by the Board in accordance with Section 4 of the Plan.

      (i)  "Consultant" means any person, including an advisor, engaged by the
            ----------
Company or a Parent or Subsidiary to render services to such entity.

      (j)  "Designated Subsidiary" shall mean any Subsidiary which has been
            ---------------------
designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the Employee Stock Purchase Program.

      (k)  "Director" means a member of the Board.
            --------

      (l)  "Disability" means total and permanent disability as defined in
            ----------
Section 22(e)(3) of the Code.

      (m)  "Discretionary Options" means Incentive Stock Options and
            ---------------------
Nonstatutory Stock Options.

      (n)  "Eligible Employee" shall mean any individual who is an employee of
            -----------------
the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Employee Stock Purchase Program, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

      (o)  "Employee" means any person, including Officers and Directors,
            --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

   Notwithstanding the foregoing, for purposes of the Employee Stock Purchase Program, "Employee" shall mean Eligible Employee.

     (p)  "Employee Stock Purchase Program" means the wage deferral program to
           -------------------------------
purchase Common Stock, intended to qualify under Section 423 of the Code, as set forth in Section 11 of the Plan.

     (q)  "Enrollment Date" shall mean the first Trading Day of each Offering
           ---------------
Period.

     (r)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     (s)  "Exercise Date" shall mean the last Trading Day of each Purchase
           -------------
Period.

     (t)  "Fair Market Value" means, as of any date, the value of Common Stock
           -----------------
determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

         (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

         (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator; or

         (iv) For purposes of the Enrollment Date of the first Offering Period under the Employee Stock Purchase Program, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

         (u)  "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (v)  "IPO Effective Date" means the date upon which the Securities and
               ------------------
Exchange Commission declares the initial public offering of the Company's common stock as effective.

         (w)  "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

         (x)  "Notice of Grant" means a written or electronic notice
               ---------------
evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (y)  "Offering Periods" shall mean the periods of approximately twenty-
               ----------------
four (24) months during which an option granted pursuant to the Employee Stock Purchase Program may be exercised, commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the last Trading
Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Employee Stock Purchase Program shall commence with the IPO Effective Date and end on the last Trading Day on or before June 30, 2001. The duration and timing of Offering Periods may be changed pursuant to the Employee Stock Purchase Program.

         (z)  "Offering Date" means the first day of each Offering Period of
               -------------
the Employee Stock Purchase Program.

         (aa) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (bb) "Option" means a stock option granted pursuant to the Plan.
               ------

         (cc) "Option Agreement" means an agreement between the Company and an
               ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (dd) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

         (ee) "Optionee" means the holder of an outstanding Option.
               --------

         (ff) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

         (gg) "Plan" means this 1996 Stock Option Plan.
               ----

         (hh) "Program" means the Employee Stock Purchase Program.
               -------

         (ii) "Purchase Period" shall mean the approximately six month period
               ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The first Purchase Period under the Program shall commence on the IPO Effective Date and end on the last Trading Day on or before December 31, 1999. The second Purchase Period shall commence on the first Trading Day thereafter.

         (jj) "Purchase Price" shall mean 85% of the Fair Market Value of a
               --------------
share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Compensation Committee pursuant to Section 13.

         (kk) "Right"  means the right to purchase Shares pursuant to the
               -----
Employee Stock Purchase Program.

         (ll) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
               ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (mm) "Section 16(b) " means Section 16(b) of the Exchange Act.
               -------------

         (nn) "Service Provider" means an Employee or Consultant.
               ----------------

         (oo) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 13 of the Plan.

         (pp) "Subsidiary" means a "subsidiary corporation", whether now or
             ------------
hereafter existing, as defined in Section 424(f) of the Code.

         (qq) " Trading Day" shall mean a day on which national stock
               ------------
exchanges and the Nasdaq System are open for trading.

   3.    Stock Subject to the Plan.  Subject to the provisions of Section 13 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 30,451,636 Shares, plus an annual increase to be added on the first day of each fiscal year (beginning in 2000) equal to the lesser of (i) 10,000,000 Shares, (ii) 3.5% of the Company's outstanding Shares on such date or
(iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such shares shall become available for future grant under the Plan.

   4.    Administration of the Plan.
         --------------------------

      (a)    Procedure.
             ---------

            (i)  Multiple Administrative Bodies.  The Plan may be administered
                 ------------------------------
by different Compensation Committees with respect to different groups of Service Providers.

            (ii) Section 162(m).  To the extent that the Administrator
                 --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Compensation Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3.  To the extent desirable to qualify transactions
                   ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv) Other Administration.  Other than as provided above, the Plan
                 --------------------
shall be administered by the Compensation Committee, which shall be constituted to satisfy Applicable Laws.

      (b)  Powers of the Administrator.  Subject to the provisions of the Plan
           ---------------------------
the Administrator shall have the authority, in its discretion:

           (i)  to determine the Fair Market Value;

           (ii) to select the Service Providers to whom Options may be granted hereunder;

           (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

           (iv) to approve forms of agreement for use under the Plan;

           (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

           (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

           (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

           (viii) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine;

           (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

           (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

           (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

           (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

           (xiii) to make all other determinations deemed necessary or advisable for administering the Plan;


           (xv) with respect to the Employee Stock Purchase Program, to construe, interpret and apply the terms of the Employee Stock Purchase Program, to determine eligibility and to adjudicate all disputed claims filed under the Employee Stock Purchase Program. Every finding, decision and determination made by the Compensation Committee shall, to the full extent permitted by law, be final and binding upon all parties.

      (c)  Effect of Administrator's Decision.  The Administrator's decisions,
           ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

   5.    Eligibility.
         -----------

           (a)  Discretionary Stock Options.  Nonstatutory Stock Options may be
                ---------------------------
granted to Service Providers. Incentive Stock Options may be granted only to Employees.

           (b) Employee Stock Purchase Program.  Any Eligible Employee who
               -------------------------------
shall be employed by the Company on or prior to an Offering Date shall be eligible to participate in the Offering Period to which such Offering Date relates, subject to the limitations imposed by Section 423(b) of the Code.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c)  The following limitations shall apply to grants of Options:

             (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

             (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,500,000 Shares which shall not count against the limit set forth in subsection (i) above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

             (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.    Term of Plan.  Subject to Section 19 of the Plan, the amendment and
          ------------
restatement of the Plan shall become effective upon the date of stockholder approval of the Plan in May 1999; provided, however, that amendments that would cause the Plan or Options granted hereunder to fail to comply with applicable California "blue sky" securities laws shall not be effective until the IPO Effective Date. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval of the Plan in May, 1999, unless terminated earlier under Section 15 of the Plan.

    8.    Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an

Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five
(5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.    Option Exercise Price and Consideration.
          ---------------------------------------

          (a)  Exercise Price.  The per share exercise price for the Shares to
               --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)   In the case of an Incentive Stock Option

                     A. granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     B. granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)  Waiting Period and Exercise Dates.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c)  Form of Consideration.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)   cash;

               (ii)  check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi)  any combination of the foregoing methods of payment; or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.    Exercise of Option.
           ------------------

           (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
                -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider.  If an
               ----------------------------------------------
Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the

Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's status as a Service Provider shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

          (c)  Disability of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while a Service
               -----------------
Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Employee Stock Purchase Program.
          -------------------------------

          (a)    Eligibility.
                 -----------

                 (i) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Program.

                 (ii) Any provisions of the Program to the contrary notwithstanding, no Employee shall be granted an option under the Program (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          (b)  Offering Periods.  The Program shall be implemented by
               ----------------
consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Compensation Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Program shall commence on the IPO Effective Date and end on the last Trading Day on or before June 30, 2001. The Compensation Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

          (c)    Participation.
                 -------------

                 (i) An eligible Employee may become a participant in the Program by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                 (ii) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided herein.

          (d)    Payroll Deductions.
                 ------------------

                 (i) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten-percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                 (ii) All payroll deductions made for a participant shall be credited to his or her account under the Program and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                 (iii) A participant may discontinue his or her participation in the Program as provided herein, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Compensation Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided herein.

                 (iv) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 11(a)(ii) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided herein.

                 (v) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Program is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

          (e)  Grant of Right.  On the Enrollment Date of each Offering Period,
               --------------
each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 2,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 13), and provided further that such purchase shall be subject to the limitations set forth herein. The Compensation Committee may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided herein, unless the participant has withdrawn as provided herein. The option shall expire on the last day of the Offering Period.

          (f)    Exercise of Right.
                 -----------------

                 (i) Unless a participant withdraws from the Program as provided in herein, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided herein. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

                 (ii) If the Compensation Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Compensation Committee may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect as provided herein. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Program by the Company's shareholders subsequent to such Enrollment Date.

          (g)  Delivery.  As promptly as practicable after each Exercise Date
               --------
on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

          (h)  Automatic Transfer to Low Price Offering Period.  To the extent
               -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their Right on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

          (i)    Withdrawal.
                 ----------

                 (i) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her Right under the Program at any time by giving written notice to the Company in the form of Exhibit B to this Program. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's Right for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                 (ii) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in other provisions of the Plan, any similar Program which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

          (j)    Termination of Employment.
                 -------------------------

          Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Program and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the Right shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 11(l) hereof, and such participant's Right shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

          (k)    Interest.  No interest shall accrue on the payroll deductions
                 --------
of a participant in the Program.

          (l)    Designation of Beneficiary.
                 --------------------------

                 (i) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Program in the event of such participant's death subsequent to an Exercise Date on which the Right is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Program in the event of such participant's death prior to exercise of the Right. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                 (ii) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Program who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (m)    Transferability.  Neither payroll deductions credited to a
                 ---------------
participant's account nor any rights with regard to the exercise of a Right or to receive shares under the Program may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided herein) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with subsection 11(h) hereof.

          (n)    Use of Funds.  All payroll deductions received or held by the
                 ------------
Company under the Program may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (o)    Reports.  Individual accounts shall be maintained for each
                 -------
participant in the Program. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

          (p)    Amendment or Termination of the Program.
                 ---------------------------------------

                 (i) The Compensation Committee may at any time and for any reason terminate or amend the Program. Except as provided herein, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Compensation Committee on any Exercise Date if the Compensation Committee determines that the termination of the Offering Period or the Program is in the best interests of the Company and its shareholders. Except as otherwise provided herein, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                 (ii) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Compensation Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Compensation Committee) determines in its sole discretion advisable which are consistent with the Program.

                 (iii) In the event the Compensation Committee determines that the ongoing operation of the Program may result in unfavorable financial accounting consequences, the Compensation Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Program to reduce or eliminate such accounting consequence including, but not limited to:

                        A. altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                        B. shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Compensation Committee action; and

                        C.  allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan or Program participants.

          (q)    Notices.  All notices or other communications by a
                 -------
participant to the Company under or in connection with the Program shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    12.   Non-Transferability of Options and Rights.  Unless determined
          -----------------------------------------
otherwise by the Administrator, an Option or Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in a manner established by the Administrator, provide for the transfer, without payment of consideration, of an Option by the Optionee to any member of the Optionee's immediate family or to a trust or partnership whose beneficiaries are members of the Optionee's immediate family. In such a case, the Option shall be exercisable only by such transferee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section 12, an Optionee's "immediate family" shall mean the Optionee's spouse, lineal descendants, father, mother, brothers and sisters.

    13.   Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
----------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and

Right, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, the 10,000,000 share number in the automatic replenishment formula of Section 3 and the 2000 share ESPP Purchase Period share purchase limit in Section 11 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

          (b)    Dissolution or Liquidation.
                 --------------------------

                 (i)  Discretionary Options.  In the event of the proposed
                      ---------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be vested or exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                 (ii) Employee Stock Purchase Program. In the event of the
                      -------------------------------
proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's Right has been changed to the New Exercise Date and that the participant's Right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

          (c)    Merger or Asset Sale.
                 --------------------

                 (i)  Discretionary Options.  In the event of a merger of the
                      ---------------------
Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                 (ii) Employee Stock Purchase Program. In the event of a
                      -------------------------------
proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Right shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Compensation Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's Right has been changed to the New Exercise Date and that the participant's Right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

    14.   Option Date of Grant.  The date of grant of an Option shall be, for
          --------------------
all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.   Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Compensation Committee may at
               -------------------------
any time amend, alter, suspend or terminate the Plan.

          (b)  Shareholder Approval.  The Company shall obtain shareholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    16.   Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of
               --------------------------
an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17.   Inability to Obtain Authority.  The inability of the Company to
          -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18.   Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19.   Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                   EXHIBIT A
                                   ---------

                              TIBCO SOFTWARE INC.

                      1999 EMPLOYEE STOCK PURCHASE PROGRAM
                             SUBSCRIPTION AGREEMENT


_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1. ____________________ hereby elects to participate in the TIBCO Software Inc. Employee Stock Purchase Program (the "Employee Stock Purchase Program") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement, the Employee Stock Purchase Program and the TIBCO Software Inc. 1996 Stock Option Plan (the "1996 Stock Plan").

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Program. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Program. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete 1996 Stock Plan. I understand that my participation in the Employee Stock Purchase Program is in all respects subject to the terms of the 1996 Stock Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the 1996 Stock Plan.

5. Shares purchased for me under the Employee Stock Purchase Program should be issued in the name(s) of (Employee or Employee and Spouse only):.

6. I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Program within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in
                                  ---------------------------------------
     writing within 30 days after the date of any disposition of my
     ---------------------------------------------------------------
     shares and I will make adequate provision for Federal, state or other tax
     -------------------------------------------------------------------------
     withholding obligations, if any, which arise upon the disposition of the
     -------------------------------------------------------------------------
     Common Stock. The Company may, but will not be obligated to, withhold from
     ------------
     my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Program. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Program.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Program:

NAME:  (Please print)_____________________________________________________
                       (First)       (Middle)           (Last)

__________________________________          ____________________________________
Relationship

                                            ____________________________________
                                                            (Address)

Employee's Social
Security Number:                        ____________________________________
Employee's Address:                     ____________________________________
                                        ____________________________________
                                        ____________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:_________________________         ____________________________________
                                        Signature of Employee

                                        ____________________________________
                                        Spouse's Signature (If beneficiary
                                        other than spouse)

                                   EXHIBIT B
                                   ---------

                              TIBCO SOFTWARE INC.
                      1999 EMPLOYEE STOCK PURCHASE PROGRAM
                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Employee Stock Purchase Program which began on ____________, ______ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:
                                    ________________________________
                                    ________________________________
                                    ________________________________

                                    Signature:

                                    ________________________________
                                    Date:____________________________